                                   Item 10(b)
                              Exhibit to Form N-CSR
                            Section 906 Certification

             Registrant Name: Northwestern Mutual Series Fund, Inc.
                              File Number: 811-3990
                        Registrant CIK Number: 0000742212

     Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. (S) 1350), I, Mark G. Doll, certify that to my knowledge, the Semiannual Report to Shareholders for the six months ended June 30, 2003 included in this Form N-CSR filing (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 5, 2003

                                                   /s/ Mark G. Doll
                                                   -----------------------------
                                                   Mark G. Doll, President




            A signed original of this written statement required by
            Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                                   Item 10(b)
                              Exhibit to Form N-CSR
                            Section 906 Certification

             Registrant Name: Northwestern Mutual Series Fund, Inc.
                              File Number: 811-3990
                        Registrant CIK Number: 0000742212

     Solely for purposes of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. (S) 1350), I, Walter M. Givler, certify that to my knowledge, the Semiannual Report to Shareholders for the six months ended June 30, 2003 included in this Form N-CSR filing (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of Northwestern Mutual Series Fund, Inc.

August 5, 2003

                                              /s/ Walter M. Givler
                                              ----------------------------------
                                              Walter M. Givler, Vice President,
                                              Chief Financial Officer and
                                              Treasurer

            A signed original of this written statement required by
            Section 906 has been provided to Northwestern Mutual Series Fund, Inc. and will be retained by Northwestern Mutual Series Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.